THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THE
   NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LA WS. NEITHER THE NOTE NOR SUCH SHARES
     OF COMMON STOCK MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR
       HYPOTHECA TED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE
       SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LA WS, OR
          AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THA T AN
                EXEMPTION FROM SUCH REGIS TRA TION IS A VAILABLE.


                                  AIRTRAX, INC.

                            SERIES A CONVERTIBLE NOTE



                                                                       $400,000


     FOR VALUE RECEIVED, Airtrax, Inc., a New Jersey corporation (the "Company"), promises to pay to Motivated Minds, LLC, an Arizona limited liability company, whose address is 3116 E. Shea Boulevard, PMB 191, Phoenix, Arizona 85028 or registered assigns (the "Holder"), the sum of Four Hundred Thousand Dollars ($400,000) in lawful money of the United States of America on or before the Maturity Date as defined herein, with all Interest thereon as defined and specified herein.

     1. Interest. This Note shall bear interest ("Interest") equal to twelve percent (12%) per annum on the unpaid principal balance from the Issue Date to the Maturity Date or any extension thereof, but not less than $4,000. Interest will be computed on a three hundred sixty (360)-day year. The Company shall pay all accrued Interest on or before the Maturity Date. The Company shall pay the Interest in cash, provided that the Company will pay the Interest in restricted Common Stock or a combination of cash and Restricted Stock if Holder notifies the Company within five (5) Business Days, as defined below, of the Interest payment date of its decision to take the payment of Interest in restricted Common Stock. The Common Stock will be valued for these purposes at Conversion Price, as such term is defined in Paragraph 5, "Conversion of Note." In no event shall the rate of Interest payable on this Note exceed the maximum rate of interest permitted to be charged under applicable law.

     2. Payments. All payments under this Note shall first be credited against costs and expenses provided for in this Note, second to the payment of any penalties, third to the payment of accrued and unpaid Interest, if any, and the remainder shall be credited against principal. All payments due hereunder shall be payable in legal tender of the United States of America, and in same day funds delivered to Holder by cashier's check, certified check, bank wire transfer or any other means of guaranteed funds to the mailing address provided below, or at such other place as Holder shall designate in writing for such purpose from time to time. If a payment under this Note otherwise would become due and payable on a Saturday, Sunday or legal holiday (any other day being a "Business Day"), the due date of the payment shall be extended to the next succeeding Business Day, and Interest, if any, shall be payable thereon during such extension.

     3. Pre-Payments and Maturity Date. This Note shall be due and payable in full, including all accrued Interest thereon, on October 20, 2006 (the "Maturity Date"). At any time on or prior to the Maturity Date, the Company shall have the right to prepay this Note, in whole or in part without penalty, on ten (10) days' advance notice to Holder and subject to the right of Holder to convert in advance of such prepayment date. On such prepayment date, the Company will pay in respect of the redeemed Note cash equal to the face amount plus accrued Interest on the Note (or portion thereof) redeemed. The Company will prepay this
Note in full, or to the extent of the proceeds, from the next debt or equity financing that the Company closes after the Issue Date but before the Maturity Date.

     4. Fees

        4.1 Commissions, Fees and Expenses Paid in Cash. The Company will pay the following fees and expenses in connection with and upon the issuance of this Note and funding of the loan represented by the Note: (i) a commission of $20,000 to Source Capital Group, Inc., Attn: Richard Kelly, registered representative; (ii) a commission of $20,000 to Ascendiant Securities, LLC,
Attn: Michael Cole; and (iii) fees and expenses of Holder's legal counsel of $7,500. Holder will deduct the foregoing commissions, fees and expenses from the loan proceeds to the Company on the Issue Date, such that Holder will fund $352,500 directly to the Company and the balance to the foregoing parties.

        4.2 Fees Paid in Warrants. The Company will issue Common Stock and Common Stock Purchase Warrants (the "Warrants") in the form set forth as Exhibit A in connection with and upon issuance of this Note as follows: (i) 256,410 Warrants to Holder; (ii) 12,821 Warrants to Source Capital Group, Inc. and/or its designees; and (iii) 12,820 Warrants to Ascendiant Securities, LLC and/or its designees.

     5. Conversion of Note

        5.1 Conversion of Note/Conversion Price. This Note is convertible, at the option of Holder, into shares of the Company's Common Stock (the "Common Stock") at any time after the Issue Date and prior to the close of business on the Business Day preceding the Maturity Date at the rate of $1.56 per share (the "Conversion Price"), subject to adjustment as hereinafter provided. The Company will provide written notice of its intent to prepay the Note in whole or in part prior to the Maturity Date. In such case, Holder will have five (5) Business Days following the date on which Holder receives such written notice to determine whether Holder will convert all or part of the Note into Common Stock. No fractional shares will be issued. In lieu thereof, the Company will pay cash for fractional share amounts equal to the fair market value of the Common Stock as quoted as the closing bid price of the Common Stock on the date of conversion.

     5.2 Adjustment Based Upon Stock Dividends, Combination of Shares or Recapitalization.

        5.2.1 The Conversion Price shall be adjusted to the price at which the Company sells its Common Stock to any third party or parties in any transaction, or series of transactions taken together, that exceed $1,000,000. If the transaction(s) involve securitiesconvertible into Common Stock, the Conversion Price will be deemed to be the conversion price of the Common Stock for such convertible securities. If there are a series of transactions and the prices of the Common Stock are different in the transactions, the lowest price of the Common Stock sold in any of the transactions shall be deemed the adjusted Conversion Price.

        5.2.2 The Conversion Price shall also be adjusted if the Company shall at any time (i) pay a stock dividend on the Common Stock; (ii) subdivide its outstanding Common Stock into a greater number of shares; (iii) combine its outstanding Common Stock into a smaller number of shares; (iv) issue by reclassification of its Common Stock any other special capital stock of the Company; or (v) distribute to all holders of Common Stock evidences of indebtedness or assets (excluding cash dividends) or rights or warrants to subscribe for Common Stock (other than those mentioned above). No adjustment of the Conversion Price will be required until cumulative adjustments amount to One Dollar ($1.00) per Note or more. Upon the occurrence of an event requiring adjustment of the Conversion Price, and thereafter, Holder, upon surrender of this Note for conversion, shall be entitled to receive the number of shares of Common Stock or other capital stock of the Company that Holder would have owned or have been entitled to receive after the happening of any of the events described above had this Note been converted immediately prior to the happening of such event.

     5.3 Adjustment Based Upon Merger or Consolidation. In case of any consolidation or merger to which the Company is a party (other than a merger in which the Company is the surviving entity and which does not result in any reclassification of or change in the outstanding Common Stock of the Company), or in case of any sale or conveyance to another person, firm, or corporation of the property of the Company as an entirety or substantially as an entirety, Holder shall have the right to convert this Note into the kind and amount of securities and property (including cash) receivable upon such consolidation, merger, sale or conveyance by Holder of the number of shares of Common Stock into which such Note might have been converted immediately prior thereto.

     5.4 Exercise of Conversion Privilege.

        5.4.1 The Conversion Privilege provided for in this Note shall be exercisable by Holder by written notice to the Company or its successor and the surrender of this Note in exchange for the number of shares (or other securities and property, including cash, in the event of an adjustment of the Conversion Price) into which this Note is convertible based upon the Conversion Price.

        5.4.2 Holder's conversion right set forth in this Paragraph 5.5 may be exercised at any time and from time to time but prior to payment in full of the principal amount of the accrued interest on this Note. Conversion rights will expire at the close of business on the Business Day prior to the Maturity Date or redemption date of this Note.

        5.4.3 Holder may exercise the right to convert all or any portion of the principal amount and accrued Interest on this Note by delivery of (i) this Note and (ii) a completed Conversion Notice in the form attached as Exhibit A on a Business Day to the Company's principal executive offices. Such conversion shall be deemed to have been made immediately prior to the close of business on the Business Day of such delivery a conversion notice (the "Conversion Date"), and Holder shall be treated for all purposes as the record holder of the shares of Common Stock into which this Note is converted as of such date.

        5.4.4 Upon conversion of the entire principal amount and accrued Interest of this Note and the delivery of shares of Common Stock upon conversion of this Note, except as otherwise provided in Paragraph 21, "Representations and Warranties to Survive Closing," the Company shall be forever released from all of its obligations and liabilities under this Note.

     5.5 Corporate Status of Common Stock to be Issued. All Common Stock (or other securities in the event of an adjustment of the Conversion Price) which may be issued upon the conversion of this Note shall, upon issuance, be fully paid and nonassessable.

     5.6 Issuance of Certificates. Upon the conversion of this Note, the Company shall, within five (5) Business Days of such conversion, issue to Holder a certificate or certificates representing the number of shares of the Common Stock (or other securities in the event of an adjustment of the Conversion Price) to which the conversion relates.

     6. Status of Holder of Note. This Note shall not entitle Holder to any voting rights or other rights as a shareholder of the Company or to any rights whatsoever except the rights herein expressed, and no dividends shall be payable or accrue in respect of this Note or the securities issuable upon the conversion hereof unless and until this Note shall be converted. Upon the conversion of this Note, Holder shall, to the extent permitted by law, be deemed to be the holder of record of the shares of Common Stock issuable upon such conversion, notwithstanding that the stock transfer books of the Company shall then be closed or that the certificates representing such shares of Common Stock shall not then be actually delivered.

     7. Reserve of Shares of Common Stock. The Company shall reserve out of its authorized shares of Common Stock, and other securities in the event of an adjustment of the Conversion Price, a number of shares sufficient to enable it to comply with its obligation to issue shares of Common Stock, and other securities in the event of an adjustment of the Conversion Price, upon the conversion of this Note.

     8. Transfer Restrictions; Exemption from Registration.

        8.1 Holder is an Accredited Investor, as such term is defined Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Act"). Holder has conducted its own due diligence regarding this investment and the Company. Holder understands and can bear the risks associated with this investment, including the loss of its entire investment in the Note and the underlying Common Stock.. Holder agrees that (i) this Note and the shares of Common Stock issuable in payment of Interest and upon conversion have not been registered under the Act and may not be sold or transferred without registration under the Act or unless an exemption from such registration is available; (ii) Holder has acquired this Note and will acquire the Common Stock for its own account for investment purposes only and not with a view toward resale or distribution; and (iii) if a registration statement that includes the Common Stock is not effective at the time Common Stock is issued to Holder upon conversion under this Note, and the Common Stock is not exempt from registration under Rule 144, then the Common Stock shall be inscribed with the following legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF HOLDER'S COUNSEL, IN A CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

     8.2 If an opinion of counsel of Holder provides that registration is not required for the proposed conversion or transfer of this Note or the proposed transfer of the shares of Common Stock issuable upon conversion and that the proposed conversion or transfer in the absence of registration would require the Company to take any action including executing and filing forms or other documents with the Securities and Exchange Commission (the "SEC") or any state securities agency, or delivering to Holder any form or document in order to establish the right of Holder to effectuate the proposed conversion or transfer, the Company agrees promptly, at its expense, to take any such action; and provided, further, that the Company will reimburse Holder in full for any expenses (including but not limited to the fees and disbursements of such counsel, but excluding brokers' commissions) incurred by Holder or owner of shares of Common Stock on his, her or its behalf in connection with such conversion or transfer of the Note or transfer of the shares of Common Stock.

     9. Registration Rights.

        9.1 Piggyback Rights. Holder shall have the right to join with the Company to register the Common Stock underlying the Note (the "Underlying Common Stock"), which term shall include those securities issuable upon conversion hereof in accordance with Paragraph 5, "Conversion of Note," in a registration statement filed by the Company with the SEC under the Act, which registration statement includes a public offering of equity securities for cash, either for the account of the Company or for the account of any other person. This right to join with the Company in a registration statement under the Act is not applicable to a registration statement filed by the Company with the SEC on Form S-4, S-8, or any other inappropriate form. If, at any time, the Company proposes to file a registration statement as described in this Paragraph 9.1, it shall, at least thirty (30) days prior to such filing, give written notice of such proposed filing to Holder and its designees at their addresses appearing on the records of the Company and shall offer to include in any such filing any proposed disposition of the Underlying Common Stock. Within fifteen (15) days of receipt of the Company's notice of filing, the owners of the Underlying Common Stock may request registration of the Underlying Common Stock pursuant to a written request setting forth the intended method of distribution (or a request that the Company include Holder's Underlying Common Stock in the Company's intended underwriting agreement) and such other data or information as the Company or its counsel shall reasonably require and such Underlying Common Stock shall be included in the registration statement under the Act to the maximum extent permissible.

        9.2 Registration Procedures. In connection with any registration of its securities, the Company shall supply said owner(s) with copies of such registration statement, and of the prospectus included therein, in such quantities as may be reasonably necessary for the purpose of the proposed disposition. The Company will pay all registration expenses in connection with the registration pursuant to Paragraph 9.1. Such reasonable expenses will include all registration of filing fees, all fees and expenses of compliance with securities or blue sky laws, including reasonable fees and disbursements of one legal counsel for Holder and any placement agents in connection with blue sky qualifications of the securities being registered, printing expenses and reasonable fees and disbursements of counsel for the Company and its independent certified public accountants, the fees and expenses associated with any required filing with the National Association of Securities Dealers, Inc. ("NASD"). The Company is not required to pay any fees or expenses of Holder, placement agents or legal counsel of Holder or placement agent, other than the blue sky counsel referred to above, or accountant or any other advisors, including any transfer taxes, underwriting, brokerage or other discounts and commissions and finder's or similar fees payable with respect to the Common Stock registered in the registration statement. The Company shall also make available for inspection by Holder, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent designated by any such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement.

        9.3 Delay of Registration. If at the time of any request to register the Underlying Common Stock the Company is engaged or has fixed plans to engage within thirty (30) days of the time of the request in a registered public offering as to which the Underlying Common Stock may be included or is involved in an activity, in the good faith determination of the underwriter in the case of such offering or the Board of Directors of the Company in case of such other activity, which would be adversely affected by the requested registration to the material detriment of the offering or the Company's activity, then the Company may, at its option, direct that such request be delayed for a period not in excess of three (3) months from the effective date of such offering or the date of commencement of such proposed offering or such other material activity, as the case may be, unless the underwriter in the case of offering, or the Board of Directors of the Company in the case of such other material activity, specifies a longer period. The Company shall use all reasonable efforts to cause the registration statement relating to Holder's Underlying Common Stock to remain effective pursuant to Rule 415 until the earlier of: (i) the date as of which Holder may sell all of the securities without restriction pursuant to Rule
144(k) promulgated under the Act, or (ii) the date on which Holder shall have sold all the securities covered by such registration statement.

     9.4 Costs and Expenses. Holder shall pay all costs and expenses incurred by Holder, including all transfer taxes, underwriting, brokerage and other discounts and commissions and finder's and similar fees payable with respect to the Underlying Common Stock registered pursuant to this Paragraph 9, "Registration Rights." To the extent any registration expenses are incurred, assumed or paid by Holder or any placement or sales agent therefor or underwriter thereof with the Company's prior consent, the Company shall reimburse such person for the full amount of the registration expenses so incurred, assumed or paid within a reasonable time after receipt of a written request for the same. Any registration expenses submitted by Holder, placement agent, sales agent or underwriter on behalf of any such person for payment by the Company shall be itemized in detail and contain clear and accurate receipts of all expenditures made by such parties.


        9.5 Indemnification. The Company and Holder shall indemnify and hold harmless each other and their respective Affiliates from and against any loss, liability, claim, damage and expense (including reasonable attorneys' fees) to the extent resulting from any untrue statement or alleged untrue statement of a material fact contained in any registration statement pursuant to which the Underlying Common Stock were registered under the Act, or any amendment thereto, including all documents incorporated by reference, or from the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statement not misleading; provided, that the obligations of Holder to indemnify the Company and its Affiliates shall be limited to the proceeds received by Holder from the sale of the Underlying Common Stock pursuant to the registration statement and shall only apply with respect to the information furnished in writing by Holder or on Holder's behalf expressly for use in the registration statement or any prospectus relating to the Underlying Common Stock or any amendment or supplement thereto. The indemnification required by this Subparagraph 9.5 shall be in a form typical for transactions of such nature.

     10. Rule144.

        The Company has registered a class securities under Section 12 of the Exchange Act and files reports under Section 13 or 15(d) of the Exchange Act. At the request of Holder, when Holder proposes to sell securities in compliance with Rule 144 of the SEC, the Company will (i) forthwith furnish to Holder a written statement of compliance with the filing requirements of the SEC as set forth in Rule 144, as such rules may be amended from time to time and (ii) make available to the public and Holder such information and take such other action as is requested by Holder to enable Holder to make sales pursuant to Rule 144.

        11. Default. The Company shall perform its obligations and covenants hereunder and in each and every other agreement between the Company and Holder pertaining to the Indebtedness evidenced hereby. The following provisions shall apply upon failure of the Company so to perform.

        11.1 Event of Default. Any of the following events shall constitute an "Event of Default" hereunder:

          11.1.1 Failure by the Company to pay principal of the Note when due and payable on the Maturity Date, provided that if the Note is not otherwise in default, the Company shall have a fifteen (15) day extension of the Maturity Date (the "Extension Period") to pay the Note in full. If not paid within such Extension Period, such failure to pay will be an Event of Default and the date of the Event of Default under this Paragraph 11.1.1 shall be as of the Maturity Date;

          11.1.2 Failure of the Company to pay Interest when due hereunder, which failure continues for a period of thirty (30) days after the due date of the amount involved; or

          11.1.3 Except for Events of Default set forth in Paragraphs 11.1.1 and 11.1.2, failure of the Company to perform any of the covenants, conditions, provisions or agreements contained herein, or in any other agreement between the Company and Holder, including but not limited to the Common Stock Purchase Warrant, which failure continues for a period of ten (10) days after notice of default has been given to the Company by Holder; provided, however, that if the nature of the Company's obligation is such that more than ten (10) days are required for performance, then an Event of Default shall not occur if the Company commences performance within such ten (10) day period and thereafter diligently prosecutes the same to completion; or

          11.1.4 The entry of an order for relief under Federal Bankruptcy Code as to the Company or entry of any order appointing a receiver or trustee for the Company or approving a petition in reorganization or other similar relief under bankruptcy or similar laws in the United States of America or any other competent jurisdiction, and if such order, if involuntary, is not satisfied or withdrawn within sixty (60) days after entry thereof; or the filing of a petition by the Company seeking any of the foregoing, or consenting thereto; or the filing of a petition to take advantage of any debtor's act; or making a general assignment for the benefit of creditors; or admitting in writing inability to pay debts as they mature.

        11.2 Acceleration. Upon any Event of Default (in addition to any other rights or remedies provided for under this Note), at the option of Holder, all sums evidenced hereby, including all principal, Interest, fees and all other amounts due hereunder, shall become immediately due and payable. If an Event of Default in the payment of principal or Interest should occur and be continuing with respect to the Note, Holder may declare the principal, Interest, fees and all other amounts due hereunder to be immediately due and payable.

        11.3 Notice by Company. Upon the happening of any Event of Default specified in this paragraph that is not cured within the respective periods prescribed above, the Company will give prompt written notice thereof to Holder of this Note.

        11.4 No Waiver. Failure of Holder to exercise any option hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent Event of Default, or in the event of continuance of any existing Event of Default after demand or performance thereof.

        11.5 Default Interest and Fees.

          11.5.1 Default Interest will accrue on an unpaid principal or Interest due hereunder at the rate of eighteen percent (18%) per annum upon the occurrence of any Event of Default until the Event of Default is cured. Default Interest shall be payable monthly basis commencing thirty (30) days after the Default Interest has begun accruing.

          11.5.2 If the Company does not pay this Note in full on or before the later of the Maturity Date or the Extension Period, as the case may be, the Company shall, within five (5) Business Days, issue seventy-five thousand (75,000) restricted shares of its Common Stock to Holder. Such restricted shares of Common Stock will have the same benefit of the registration provisions of Paragraph 9, "Registration Rights," as the Conversion Shares.

     12. Assignment, Transfer or Loss of the Note.

        12.1 No Holder of this Note may assign, transfer, hypothecate or sell all or any part of this Note or in any way alienate or encumber the Note without the express written consent of the Company, the granting or denial of which shall be within the absolute discretion of the Company. Any attempt to effect such transfer without the consent of the Company shall be null and void. The Company has not registered this Note under the Act or the applicable securities laws of any state in reliance on exemptions from registration. Such exemptions depend upon the investment intent of Holder at the time he acquires his Note. Holder is acquiring this Note for his own account for investment purposes only and not with a view toward distribution or resale of such Note within the meaning of the Act and the applicable securities laws of any state. The Company shall be under no duty to register the Note or to comply with an exemption in connection with the sale, transfer or other disposition under the applicable laws and regulations of the Act or the applicable securities laws of any state. The Company may require Holder to provide, at his expense, an opinion of counsel satisfactory to the Company to the effect that any proposed transfer or other assignment of the Note will not result in a violation of the applicable federal or state securities laws or any other applicable federal or state laws or regulations.

        12.2 All expenses, including reasonable legal fees incurred by the Company in connection with any permitted transfer, assignment or pledge of this Note will be paid by Holder requesting such transfer, assignment or pledge.

        12.3 Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Note and, in the case of any such loss, theft or destruction of any Note, upon delivery of an indemnity bond in such reasonable amount as the Company may determine (or, in the case of any Note held by the original Noteholder, of an indemnity agreement reasonably satisfactory to the Company), or, in the case of any such mutilation, upon the surrender of such Note to the Company at is principal office for cancellation, the Company at its expense will execute and deliver, in lieu thereof, a new Note of like tenor, dated the date to which interest hereunder shall have been paid on such lost, stolen, destroyed or mutilated Note.

        12.4 Subject to Subparagraph 12.1 above, Holder may, at his option, either in person or by duly authorized attorney, surrender this Note for registration of transfer at the principal office of the Company and, upon payment of any expenses associated with the transfer, receive in exchange therefor a Note or Notes, dated as of the date to which interest has been paid on the Note so surrendered, each in the principal amount of $1,000 or any multiple thereof, for the same aggregate unpaid principal amount as the Note so surrendered and registered as payable to such person or persons as may be designated by Holder. Every Note surrendered for registration of transfer shall be duly endorsed or shall be accompanied by a written instrument of transfer duly executed by Holder or his attorney duly authorized in writing. Every Note, so made and delivered by the Company in exchange for any Note surrendered, shall in all other respects be in the same form and have the same terms as the Note surrendered. No transfer of any Note shall be valid unless made in such manner at the principal office of the Company.

        12.5 The Company may treat the person in whose name this Note is registered as the owner and Holder of this Note for the purpose of receiving payment of all principal of and all Interest on this Note, and for all other purposes whatsoever, whether or not such Note shall be overdue and, except for transfers effected in accordance with this subparagraph, the Company shall not be affected by notice to the contrary.

     13. Notices. All notices provided for herein shall be validly given if in writing and delivered personally or sent by certified mail, postage prepaid, to the office of the Company or such other address as the Company may from time to time designate in writing sent by certified mail, postage prepaid, to Holder at his address set forth below or such other address as Holder may from time to time designate in writing to the Company by certified mail, postage prepaid.

     14. Usury. All Interest, Default Interest, fees, charges, goods, things in action or any other sums or things of value, or other contractual obligations (collectively, the "Additional Sums") paid by the Company hereunder, whether pursuant to this Note or otherwise, with respect to the Indebtedness evidenced hereby, or any other document or instrument in any way pertaining to the Indebtedness, which, under the laws of the State of Arizona may be deemed to be Interest with respect to such loan or Indebtedness, shall, for the purpose of any laws of the State of Arizona, which may limit the maximum amount of Interest to be charged with respect to such loan or Indebtedness, be payable by the Company as, and shall be deemed to be, Interest and for such purposes only, the agreed upon and contracted rate of Interest shall be deemed to be increased by the Additional Sums. Notwithstanding any provision of this Note to the contrary, the total liability for payments in the nature of Interest under this Note shall not exceed the limits imposed by applicable law. The Company shall not assert a claim, and shall actively resist any attempts to compel it to assert a claim, respecting a benefit under any present or future usury laws against any Holder of this Note.

     15. Binding Effect. This Note shall be binding upon the parties hereto and their respective heirs, executors, administrators, representatives, successors and permitted assigns.

     16. Collection Fees. Except as otherwise provided herein, the Company shall pay all costs of collection, including reasonable attorneys' fees and all costs of suit and preparation for such suit (and whether at trial or appellate level), in the event the unpaid principal amount of this Note, or any payment of Interest is not paid when due, or in the event Holder is made party to any litigation because of the existence of the Indebtedness evidenced by this Note, or if at any time Holder should incur any attorneys' fees in any proceeding under the Federal Bankruptcy Code (or other similar laws for the protection of debtors generally) in order to collect any Indebtedness hereunder or to preserve, protect or realize upon any security for, or guarantee or surety of, such Indebtedness whether suit be brought or not, and whether through courts of original jurisdiction, as well as in courts of appellate jurisdiction, or through a bankruptcy court or other legal proceedings.

     17. Construction. This Note shall be governed as to its validity, interpretation, construction, effect and in all other respects by and in accordance with the laws and interpretations thereof of the State of Arizona. Unless the context otherwise requires, the use of terms in singular and masculine form shall include in all instances singular and plural number and masculine, feminine and neuter gender.

     18. Severability. In the event any one or more of the provisions contained in this Note or any future amendment hereto shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note or such other agreement, and in lieu of each such invalid, illegal or unenforceable provision there shall be added automatically as a part of this Note a provision as similar in terms to such invalid, illegal or unenforceable provision as may be possible and be valid, legal and enforceable.

     19. Entire Agreement. This Note Agreement represents the entire agreement and understanding between the parties concerning the subject matter hereof and supersede all prior and contemporaneous agreements, understandings, representations and warranties with respect thereto.

     20. Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by the internal laws of the State of Arizona, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Arizona or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Arizona. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Phoenix for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, or in any manner arising in connection with or related to the transactions contemplated hereby or involving the parties hereto whether at law or equity and under any contract, tort or any other claim whatsoever and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing or faxing a copy thereof to such party at the address for such notices as listed in this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

     21. Representations and Warranties to Survive Closing. All representations, warranties and covenants contained herein shall survive the execution and delivery of this Note and the issuance of any Conversion Shares upon the conversion hereof. 22. Headings. The headings used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

     23. Definitions.

     "Afiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person directly or indirectly, whether through the ownership of Voting Stock, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Board of Directors" means, with respect to any Person, the Board of Directors of such Person or any committee of the Board of Directors of such Person duly authorized to act on behalf of the Board of Directors of such Person.

     "Capital Stock" means, with respect to any Person, any and all shares, interests, equity participations or other equivalents (however designated) of corporate stock or partnership interests and any and all warrants, options and rights with respect thereto (whether or not currently exercisable), including each class of common stock and preferred stock of such Person.

     "GAAP" means generally accepted accounting principles as in effect in the United States of America as of the Issue Date.

     "Holder" means a Person in whose name a Note is registered on the Company's books.

     "Indebtedness" means, without duplication, with respect to any Person, (a) all obligations of such Person (i) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such person or only to a portion thereof); (ii) evidenced by bonds, notes, debentures or similar instruments; (iii) representing the balance deferred and unpaid of the purchase price of any property or services (other than accounts payable or other obligations arising in the ordinary course of business); (iv) evidenced by bankers' acceptances or similar instruments issued or accepted by banks, (v) for the payment of money relating to a capitalized lease obligation under GAAP; or
(vi) evidenced by a letter of credit or a reimbursement obligation of such Person with respect to any letter of credit; (b) all net obligations of such Person under interest rate swap obligations and foreign currency hedges; (c) all liabilities of others of the kind described in the preceding clauses (a) or (b) that such Person has guaranteed or that are otherwise its legal liability; (d) Indebtedness (as otherwise defined in this definition) of another Person secured by lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, the amount of such obligations being deemed to be the lesser of
(1) the full amount of such obligations so secured, and (2) the fair market value of such asset, as determined in good faith by the Board of Directors of such Person, which determination shall be evidenced by a board resolution; and
(e) any and all deferrals, renewals, extensions, refinancings and refundings (whether direct or indirect) of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (a), (b),
(c), (d) or this clause (e), whether or not between or among the same parties.

     "Issue Date" means the date on which the Note is originally issued.

     "Maturity  Date" means  October 20, 2006.

     "Person" means any individual, corporation, partnership, joint venture, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

     A "subsidiary" of any Person means (i) a corporation a majority of whose Voting Stock is at the time, directly or indirectly, owned by such Person, by one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person, (ii) a partnership in which such Person or a subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if such Person or its subsidiary is entitled to receive more than fifty percent (50%) of the assets of such partnership upon its dissolution, or (iii) any other Person (other than a corporation or partnership) in which such Person, directly or indirectly, at the date of determination thereof, has (x) at least a majority ownership interest or
(y) the power to elect or direct the election of a majority of directors or other governing body of such Person.

     "Subsidiary" means any subsidiary of the Company.

     "Voting Stock" means, with respect to any Person, securities of any class or classes of Capital Stock in such Person entitling the holders thereof, whether at all times or only so long as no senior class of stock has voting power by reason of any contingency to vote in the election of members of the Board of Directors or other governing body of such Person.

     24. Miscellaneous. Except as otherwise provided herein, the Company waives demand, diligence, presentment for payment and protest, notice of extension, dishonor, maturity and protest. Time is of the essence with respect to the performance of each and every covenant, condition, term and provision hereof. This Note may be executed by facsimile signature, which signature shall be deemed to be binding upon the Company.

     IN WITNESS WHEREOF, this Note has been issued on the 26th day of July, 2006. AIRTRAX, INC.

                             By /s/ Peter Amico
                             ------------------------
                             Peter Amico
                             Chief Executive Officer

Mailing Address of Holder:
Motivated Minds, LLC
3116 E. Shea Boulevard, PMB 191
Phoenix, AZ 85028

Mailing Address of Company:
Airtrax, Inc.
870B Central Avenue
Hammonton, NJ 08037

                                    EXHIBIT A

                                CONVERSION NOTICE


                (To be signed only upon conversion of this Note)


TO: AIRTRAX, INC.

The undersigned, the registered holder of the Series A Convertible Note (the "Note") of AIRTRAX, INC. (the "Company"), hereby surrenders the Note for conversion into shares of Common Stock of the Company (the "Common Stock") to the extent of $________ unpaid principal amount of the Note and $_________ unpaid accrued Interest due under the Note, all in accordance with the provisions of such Note. The undersigned requests (i) that a certificate representing shares of Common Stock, bearing the appropriate legends, be issued to the undersigned, and (ii) if the unpaid principal amount so converted is less than the entire unpaid principal amount of the Note, that a new substitute note representing the portion of said unpaid principal amount that is not so converted be issued in accordance with the provisions of the Note.




_________________________________________________
(Signature and name of the registered holder)

_________________________________________________
Print Name


_________________________________________________
Dated: